                                                           EXHIBIT NO. EX-99.j.2

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds,
Inc., a Maryland  corporation (the "Fund"),  does hereby  constitute and appoint
Kevin J. Blanchfield,  Joseph J. Allessie,  Christopher M. Wells and Margaret A.
Bancroft,  or any of them,  the true and  lawful  attorneys  and  agents  of the undersigned, with full powers of substitution, to do any and all acts and things and execute any and all  instruments  that said  attorneys or agents,  or any of them,  may deem  necessary  or  advisable or which may be required to enable the
Fund to comply with the  Securities  Act of 1933,  and amended,  the  Investment
Company Act of 1940, as amended, and the securities laws of the jurisdictions in which securities of the Fund may be offered and sold, and any rules, regulations or requirements  of the Securities and Exchange  Commission  ("SEC"),  or of the
securities  commission  or other  agency  of any such  jurisdiction  in  respect thereof,  in connection with the registration and  qualification of the Fund and its  share  of  common  stock  for sale  under  the  securities  law of any such jurisdiction, including specifically, but without limiting the generality of the foregoing,  the  power  and  authority  to sign in the name and on behalf of the
undersigned   (individually   and  as  a  director  of  the  Fund),  the  Fund's
Registration  Statement on Form N-1A, any other  registration  statement or form adopted by the SEC or any such  jurisdiction,  any  amendment or  post-effective amendments to any of the foregoing, and any other instruments or documents filed as part of or in  connection  with any  such  registration  statements;  and the undersigned  does hereby ratify and confirm all that said  attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS  WHEREOF,  the undersigned  has subscribed  these presents as of this
29th day of January 2003.

                                        /s/ Robert J. Mcuire
                                        --------------------
                                        Robert J. McGuire

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds,
Inc., a Maryland  corporation (the "Fund"),  does hereby  constitute and appoint
Kevin J. Blanchfield,  Joseph J. Allessie,  Christopher M. Wells and Margaret A.
Bancroft,  or any of them,  the true and  lawful  attorneys  and  agents  of the undersigned, with full powers of substitution, to do any and all acts and things and execute any and all  instruments  that said  attorneys or agents,  or any of them,  may deem  necessary  or  advisable or which may be required to enable the
Fund to comply with the  Securities  Act of 1933,  and amended,  the  Investment
Company Act of 1940, as amended, and the securities laws of the jurisdictions in which securities of the Fund may be offered and sold, and any rules, regulations or requirements  of the Securities and Exchange  Commission  ("SEC"),  or of the
securities  commission  or other  agency  of any such  jurisdiction  in  respect thereof,  in connection with the registration and  qualification of the Fund and its  share  of  common  stock  for sale  under  the  securities  law of any such jurisdiction, including specifically, but without limiting the generality of the foregoing,  the  power  and  authority  to sign in the name and on behalf of the
undersigned   (individually   and  as  a  director  of  the  Fund),  the  Fund's
Registration  Statement on Form N-1A, any other  registration  statement or form adopted by the SEC or any such  jurisdiction,  any  amendment or  post-effective amendments to any of the foregoing, and any other instruments or documents filed as part of or in  connection  with any  such  registration  statements;  and the undersigned  does hereby ratify and confirm all that said  attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS  WHEREOF,  the undersigned  has subscribed  these presents as of this
29th day of January 2003.

                                        /s/ George W. Landau
                                        --------------------
                                        George W. Landau

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds,
Inc., a Maryland  corporation (the "Fund"),  does hereby  constitute and appoint
Kevin J. Blanchfield,  Joseph J. Allessie,  Christopher M. Wells and Margaret A.
Bancroft,  or any of them,  the true and  lawful  attorneys  and  agents  of the undersigned, with full powers of substitution, to do any and all acts and things and execute any and all  instruments  that said  attorneys or agents,  or any of them,  may deem  necessary  or  advisable or which may be required to enable the
Fund to comply with the  Securities  Act of 1933,  and amended,  the  Investment
Company Act of 1940, as amended, and the securities laws of the jurisdictions in which securities of the Fund may be offered and sold, and any rules, regulations or requirements  of the Securities and Exchange  Commission  ("SEC"),  or of the
securities  commission  or other  agency  of any such  jurisdiction  in  respect thereof,  in connection with the registration and  qualification of the Fund and its  share  of  common  stock  for sale  under  the  securities  law of any such jurisdiction, including specifically, but without limiting the generality of the foregoing,  the  power  and  authority  to sign in the name and on behalf of the
undersigned   (individually   and  as  a  director  of  the  Fund),  the  Fund's
Registration  Statement on Form N-1A, any other  registration  statement or form adopted by the SEC or any such  jurisdiction,  any  amendment or  post-effective amendments to any of the foregoing, and any other instruments or documents filed as part of or in  connection  with any  such  registration  statements;  and the undersigned  does hereby ratify and confirm all that said  attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS  WHEREOF,  the undersigned  has subscribed  these presents as of this
29th day of January 2003. ------

                                        /s/ Roland Weiser
                                        -----------------
                                        Roland Weiser

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of GAM Funds,
Inc., a Maryland  corporation (the "Fund"),  does hereby  constitute and appoint
Kevin J. Blanchfield,  Joseph J. Allessie,  Christopher M. Wells and Margaret A.
Bancroft,  or any of them,  the true and  lawful  attorneys  and  agents  of the undersigned, with full powers of substitution, to do any and all acts and things and execute any and all  instruments  that said  attorneys or agents,  or any of them,  may deem  necessary  or  advisable or which may be required to enable the
Fund to comply with the  Securities  Act of 1933,  and amended,  the  Investment
Company Act of 1940, as amended, and the securities laws of the jurisdictions in which securities of the Fund may be offered and sold, and any rules, regulations or requirements  of the Securities and Exchange  Commission  ("SEC"),  or of the
securities  commission  or other  agency  of any such  jurisdiction  in  respect thereof,  in connection with the registration and  qualification of the Fund and its  share  of  common  stock  for sale  under  the  securities  law of any such jurisdiction, including specifically, but without limiting the generality of the foregoing,  the  power  and  authority  to sign in the name and on behalf of the
undersigned   (individually   and  as  a  director  of  the  Fund),  the  Fund's
Registration  Statement on Form N-1A, any other  registration  statement or form adopted by the SEC or any such  jurisdiction,  any  amendment or  post-effective amendments to any of the foregoing, and any other instruments or documents filed as part of or in  connection  with any  such  registration  statements;  and the undersigned  does hereby ratify and confirm all that said  attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS  WHEREOF,  the undersigned  has subscribed  these presents as of this
29th day of January 2003.

                                        /s/ Dr Burkhard Poschadel
                                        -------------------------
                                        Dr Burkhard Poschadel